UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 8, 2023
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
On September 8, 2023, Moog Inc. (the "Company") was notified in writing by the U.S. Defense Counterintelligence and Security Agency (the “DCSA”) that its existing facility security clearance has been “invalidated” on the basis that the Company’s Senior Management Official, Chief Executive Officer Pat Roche, is not a U.S. citizen.

As a result of this change in status, Moog will not be able to enter into new contracts that require a facility security clearance until an approved mitigation plan is in place. Moog is permitted to continue work on existing contracts that require a facility security clearance, subject to the approval of the Government Contracting Activity responsible for each respective contract. The invalidation has no impact on Moog’s ability to enter into future contracts that do not require facility security clearances.

Only approximately 2% of Moog’s total revenue for the prior fiscal year was generated from contracts that require a facility security clearance. The invalidation of the Company’s facility security clearance will not impact its fiscal 2023 financial guidance.

Mr. Roche is an Irish citizen and legal permanent resident of the U.S. Prior to his appointment as CEO in February 2023, and continuing thereafter, Moog has been working proactively and in collaboration with the DCSA to implement an acceptable mitigation plan.

The Company is focused on resolving this matter as soon as possible. Moog expects that the mitigation measure will involve standing up a subsidiary with an organizational structure and procedures to ensure the protection of classified information.

Cautionary Statement

This report contains forward-looking statements within the Private Securities Litigation Reform Act of 1995, which statements may be identified by words such as “may,” “will,” “will not,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume” and “assume.” These forward-looking statements are not guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. In evaluating these forward-looking statements, you should carefully consider the factors referenced in our periodic filings with the SEC.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, a discussion of the factors and other risks and uncertainties that could materially affect our financial results and operations is included in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC. Our most recent Annual Report on Form 10-K and other reports we periodically file with the SEC including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are posted on our website.

While we believe we have identified and discussed in these SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements made herein. Given these factors, risk and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	September 11, 2023	By:	/s/ Michael J. Swope
		Name:	Michael J. Swope
Controller